AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED OCTOBER 29, 2004
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES

THIS SUPPLEMENT APPLIES ONLY TO POLICY OWNERS WHO, AT ANY TIME BEFORE MAY 1, 2003,
HAD ACCUMULATION VALUE INVESTED IN EITHER INVESTMENT OPTION FUNDED BY SAFECO
RST CORE EQUITY PORTFOLIO OR SAFECO RST GROWTH OPPORTUNITIES PORTFOLIO

          American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance policy prospectuses for the sole purpose of providing you with information on the proposed reorganization of the Safeco Resource Series Trust ("Safeco Trust") Core Equity Portfolio ("Safeco Portfolio A") and Growth Opportunities Portfolio ("Safeco Portfolio B") (each referred to as a "Safeco Portfolio"), underlying Funds of the policies' variable investment options.

          AGL has received notification that the Board of Trustees of the Safeco Trust (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which Safeco Portfolio A will be reorganized into Pioneer Fund VCT Portfolio - Class I shares ("Pioneer Portfolio A") and Safeco Portfolio B will be reorganized into Pioneer Growth Opportunities VCT Portfolio - Class I shares ("Pioneer Portfolio B") (each referred to as a "Pioneer Portfolio"), each a Fund of the Pioneer Variable Contracts Trust. The Plan of Reorganization is subject to shareholder approval.

           If the Plan of Reorganization is approved, then on or about Friday, December 10, 2004 (the "Closing Date") all policy owner accumulation values in the investment options supported by Safeco Portfolio A and Safeco Portfolio B will be automatically moved into the investment option supported by the corresponding Pioneer Portfolio (Pioneer Portfolio A in the case of Safeco Portfolio A and Pioneer Portfolio B in the case of Safeco Portfolio B). Only the underlying Fund will change, not the investment option itself. After the Closing Date, if you are invested in a Pioneer Portfolio, you will retain the right to invest in the Pioneer Portfolio to which your accumulation value was moved for any purpose allowed under your policy. You will not retain the right to invest in a Pioneer Portfolio unless you are invested in a Safeco Portfolio as of 3:00 p.m. Central Standard Time ("CST") on Thursday, December 9, 2004.

          Please note that if we receive any instruction from you for a new premium allocation into or to transfer your accumulation value into or out of a Safeco Portfolio after 3:00 p.m. CST on Thursday, December 9, 2004, we will delay the entire transaction until after 3:00 p.m. CST on Friday, December 10, 2004, when we will execute such transaction, which includes an allocation or transfer into or out of the corresponding Pioneer Portfolio. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on Monday, December 13, 2004.

          Like each Safeco Portfolio, each corresponding Pioneer Portfolio will not be offered as an investment option under policies issued on and after the Closing Date. Likewise, each Pioneer Portfolio will be available for transfers into that Pioneer Portfolio, dollar cost averaging, automatic rebalancing and new premium allocations only if the policy owner was invested in the corresponding Safeco Portfolio as of 3:00 p.m. CST on Thursday, December 9, 2004.

          If the Plan of Reorganization is not approved, the Board will consider what alternative action to take. Such action could include the liquidation of each Safeco Portfolio or seeking relief to permit Pioneer Investment Management, Inc. to serve as investment adviser beyond the 150 day limit and to continue to solicit proxies with respect to the Plan of Reorganization.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of each Safeco Portfolio.

          If you have any questions, please call our VUL Administration Department at 1-800-340-2765.